EQ ADVISORS TRUSTSM – EQ/CORE BOND INDEX PORTFOLIO – CLASS K SHARES

SUPPLEMENT DATED FEBRUARY 15, 2012 TO THE SUMMARY PROSPECTUS DATED AUGUST 16, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus dated August 16, 2011, as supplemented of the EQ/Core Bond Index Portfolio of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about a change to the principal investment strategy of each of the EQ/Core Bond Index Portfolio (“Portfolio”) of the Trust.

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The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated August 16, 2011, as supplemented August 16, 2011, October 1, 2011, October 31, 2011, January 3, 2012, January 23, 2012 and February 15, 2012; and Statement of Additional Information (“SAI”), dated May 1, 2011, as supplemented May 1, 2011, June 14, 2011, July 1, 2011, August 1, 2011, August 12, 2011, August 16, 2011, October 1, 2011, October 31, 2011, December 6, 2011 and February 15, 2012; and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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The first and second paragraphs in the section of the Prospectus entitled “Investments, Risks, and Performance-Principal Investment Strategy” is deleted in its entirety and replaced with the following information:

Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities that are included in the Intermediate Government Credit Index, which covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed rate debt securities, or instruments that derive their value from such securities.

The Portfolio’s assets normally are allocated among two portions, each of which is managed using a different but complementary investment strategy. One portion of the Portfolio is managed by an Adviser (“Index Allocated Portion”) who utilizes a passive investment index style focused on debt securities and the second portion of the Portfolio invests in exchange traded funds (“ETFs”) (“ETF Allocated Portion”). Under normal circumstances the Index Allocated Portion”) consists of approximately 60% of the Portfolio and the ETF Allocated Portion consists of approximately 40% of the Portfolio.

The Index Allocated Portion of the Portfolio employs a stratified sampling approach to build a portfolio whose broad characteristics match those of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”). This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Portfolio may not track the performance of the Intermediate Government credit Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued.

The ETF Allocated Portion invests in ETFs (“Underlying ETFs”) that invest primarily in securities with characteristics similar to those of the Intermediate Government Credit Index. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.

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The information contained in the section “Who Manages the Portfolio – Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”)” is deleted in its entirety and replaced with the following:

Investment Manager: AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the management of the Portfolio’s ETF Allocated Portion are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP, CLU, ChFC	Senior Vice President of FMG LLC	June 2011
Alwi Chan, CFA ®	Vice President of FMG LLC	June 2011
Xavier Poutas, CFA®	Assistant Portfolio Manager of FMG LLC	June 2011